Securities and Exchange Commission
                             Washington, D. C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 3

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 29, 2004


                            EXPLORATIONS GROUP, INC.
                        --------------------------------
                (Name of Registrant as specified in its charter)

       Delaware                          000-49864               65-1089222
       --------                          ---------               ----------
(State or other jurisdiction of         (Commission             (IRS Employer
incorporation or organization)           File No.)           Identification No.)


       1801 Clint Moore Road, Suite 108, Boca Raton, Florida (561)997-1188
          ------------------------------------------------------------
          (Address and telephone number of principal executive offices)


                  INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.01 REGULATION FD DISCLOSURE
and
ITEM 8.01 OTHER EVENTS

The interim financial information filed on Form 8-K/A Amendment No. 2 on August 27, 2004 relating to the June 30, 2004 and March 31, 2004 financial statements of Parking Pro, Inc., was not audited or reviewed by its Independent Registered Public Accounting Firm.

On July 29, 2004 we executed a Reorganization Agreement (the "Agreement") with Parking Pro, Inc. and its Shareholders. Parking Pro is a newly formed corporation organized and operating under the laws of the State of New York. Parking Pro and/or affiliates thereto, are operators of public parking facilities in the New York Metropolitan area under leases and management contracts covering parking facilities owned by non-affiliated property owners.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Explorations Group, Inc.


 /s/ Michelle Tucker
 -------------------
 BY: Michelle Tucker, president
 Dated: This 1st day of September 2004

                                        2